Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported): December 11, 2002



                        Commission File Number: 333-57780



                             InterCare.com-dx, Inc.
             (Exact name of registrants specified in its charter)



               California                                 95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183


    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)










































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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events

          On December 11, 2002, the Board of Directors of the registrant by way of unanimous written Consent voted to approve the following Corporate resolutions:

          1. Approval of the appointment of Dr. Wesley Bradford as the fifth member of the board of Directors of the Registrant.

          2. Approval of the Proxy Statement for 2002 annual shareholder meeting.

          3. Approval of the appointment of Mr. Jude Uwaezuoke as the chairman of the audit Committee of this Corporation.

ITEM  6.  Resignation  of  Registrant's  Directors        Not  applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (b)    EXHIBITS.

ITEM  8:  Change in Fiscal year                                Not Applicable

ITEM  9:  Regulation FD Disclosure                             Not Applicable

EXHIBIT  ITEM.     DESCRIPTION
------------     -------------

Exhibit 99.1 Written Consent of the Board of Directors approving the corporate resolutions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     InterCare.com-dx, Inc.
                                           (Registrant)

Date:  December  11, 2002              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)





























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EXHIBIT 99.1

                                 WRITTEN  CONSENT

                            OF  THE  BOARD  OF  DIRECTOR  OF

                              InterCare.com-dx, Inc.
                             ----------------------
                             a  California  Corporation

    Pursuant to the authority of California Corporation Code, the undersigned, being members of the Board of Directors of InterCare.com-DX, Inc., a California corporation, does hereby adopt and consent to the following recitals and resolution:

1. Approval of the appointment of Dr. Wesley Bradford as the fifth member of the board of Directors of the Registrant.

2.  Approval of the Proxy Statement for 2002 annual shareholder meeting.

3. Approval of the appointment of Mr. Jude Uwaezuoke as the Chairman of the Audit Committee of this Corporation.

Item 1 :

Approval of the appointment of Dr. Wesley Bradford as the fifth member of the board of directors of the registrant.

     WHEREAS, it has been presented to the board of directors, a proposal to approve the appointment of Dr. Wesley Bradford as the fifth member of the Board Directors. Dr Bradford consented to this appoint prior to the vote, and his resume was presented to the board of directors for comments, as well as the due diligence evaluation. Having met all the necessary criteria established in the corporate bye-laws, the board of directors voted unanimously to approve the appointment of Dr. Wesley Bradford as the fifth member of the board of Directors of the Registrant without any modification.

Item 2

Approval of the Proxy Statement for 2002 annual shareholder meeting

     WHEREAS, it has been presented to the board of directors, a draft copy of the Proxy Statement for review and approval, with the following items listed for voting by the shareholders of Record as of January 31, 2002:

WHEREAS, it is deemed advisable and in the best interest of this corporation and its shareholders that the items listed in the proxy statement be considered and voted upon by the shareholders.:

1. To elect four members of the Company's Board of Directors to serve for a one-year term;

2. To elect one member of the Company's Board of Directors to serve for a three year term as the Chairman of the Board of Directors.

3. To ratify the reappointment of Andrew Smith, CPA as the Company's independent certified public accountant for the fiscal year ending December 31, 2002; and

4. To consider and vote upon a proposal to re-approve the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for the 2003 fiscal year;

5.   To   consider and   vote  upon  an amendment  to  our  amended  articles of
incorporation  to  effectuate  a  corporate  name change to any of the following

1   InterCare DX Corporation
2   InterCare DX, Inc.

Said name change is subject to the approval of California Secretary of State.

6.   To  transact  such  other  business as  may properly come before the Annual
Meeting  and  any  adjournments  or  postponements  thereof.

NOW THEREFORE BE IT RESOLVED, that the above listed items be approved for Inclusion in the 2002 Proxy statement to be voted upon by the shareholders.

Item 3 :

Approval of the appointment of Mr. Jude Uwaezuoke as the Chairman of the audit committee of this Corporation.

     WHEREAS, it has been presented to the board of directors, a proposal to approve the appointment of Mr. Jude Uwaezuoke as the Chairman of the audit Committee of this Corporation Mr. Uwaezuoke consented to this appoint
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prior to the vote,  and  his   resume  was presented to the  board of directors
for  comments, as  well  as  the  due  diligence  evaluation.  Having  met  all the  necessary  criteria  established  in  the  audit committee charter of this
corporation,  the  board   of   directors  voted  unanimously  to  approve  the
appointment of Mr. Jude Uwaezuoke as the Chairman of the audit committee of this Corporation without any further modifications.

     RESOLVED FURTHER, that the directors and officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolution.

     This Written Consent shall be filed in the minute book of this corporation and shall become part of the records of this corporation.


Date:  December  11, 2002    /s/  Anthony  C.  Dike
                          ______________________________________
                          Anthony  C.  Dike,  M.D.,  Chairman/CEO/Director

                            /s/  Russ Lyon
                          _____________________________________
                           Russ Lyon, President/CTO/Director

                           /s/  Randall Maxey, M.D.
                           _____________________________________
                                Randall Maxey,  Director

                            /s/  Jude Uwaezuoke
                           ____________________________________
                                Jude Uwaezuoke,  Director

                           /s/  Wesley Bradford
                           ____________________________________
                                Wesley Bradford,  Director















































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